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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 29, 2004

                             METAL MANAGEMENT, INC.
                             ----------------------

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             DELAWARE                                0-14836                                  94-2835068
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
  (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)
          INCORPORATION)


        500 N. DEARBORN STREET, SUITE 405, CHICAGO, IL                                    60610
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           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                     (ZIP CODE)


                                 (312) 645-0700
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         During the period October 1, 2004 to December 1, 2004, Metal Management, Inc. (the "Company") sold 287,500 shares of its common stock pursuant to exercise of warrants held by current and former employees. There were twenty-one exercise transactions with an average exercise price for each transaction of $4.54 per share. The Company received proceeds of $1,305,625 from these sales and used the proceeds to repay borrowings outstanding under its credit facility. The sales are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, as the grant of warrants, and the issuance of shares of common stock upon exercise of such warrants, were made to a limited number of our employees without public solicitation.


ITEM 8.01 OTHER EVENTS.


         On November 29, 2004, the Company issued a press release announcing that its board of directors approved a quarterly cash dividend of 7.5 cents per share of common stock payable on December 30, 2004 to shareholders of record on December 14, 2004.

         A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (c)      Exhibits.

                    99.1 Press Release, dated November 29, 2004, issued by Metal Management, Inc.










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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      METAL MANAGEMENT, INC.


DATE:  December 1, 2004               By: /s/ Amit N. Patel
                                          --------------------------------------
                                          Amit N. Patel
                                          Vice President, Finance and Controller





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                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX


    EXHIBIT
     NUMBER                    DESCRIPTION
    -------                    -----------

      99.1 Press Release, dated November 29, 2004, issued by Metal Management, Inc.